UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report - July 20, 2011

(Date of earliest event reported)

INGERSOLL-RAND PLC

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2011, the Board of Directors of Ingersoll-Rand plc (the “Company”) appointed Gary S. Michel, age 49, as Senior Vice President and President of the Residential Solutions Sector, effective August 1, 2011, replacing Steven B. Hochhauser, who will remain in the position until August 1, 2011, and who will be leaving the Company to pursue other business opportunities. A copy of the press release announcing Mr. Michel’s appointment is filed with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Ingersoll-Rand plc dated July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC

(Registrant)

Date: July 22, 2011	By:	/s/ Barbara A. Santoro
Barbara A. Santoro
Vice President – Corporate Governance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ingersoll-Rand plc dated July 21, 2011.